[DESCRIPTION]           Exhibit 23.1
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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement on Form S-8 (No. 333-94701) of LifeMinders.com of our report dated November 5, 1999, except for Note 6, as to which the date is March 29, on the financial statements of WITI Corporation as of and for the year ended September 30, 1999, included in this Current Report on Form 8-K/A.


DELOITTE & TOUCHE LLP

Denver, Colorado
June 13, 2000